Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

American Honda Finance Corporation (the “Company”)
BofA Securities, Inc.
BNP Paribas Securities Corp.
Deutsche Bank Securities Inc.
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2025-4 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “2025-4 UWR01 B310 Aug2025 2-6B Reg ABII Short List 091525.txt” provided by the Company on September 15, 2025, containing information on 114,853 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of August 31, 2025 (the “Data File”), and

(ii)	an electronic data file entitled “HAROT 2025-4 B310 Honda_ex102_Aug2025_Initial_2-6B.csv” provided by the Company on September 22, 2025, containing information on the Receivables as of August 31, 2025 (the “XML File”),

which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2025-4 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means August 31, 2025.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System, and/or Auto Finance Servicing System.

•	The term “Title Document” means a screenshot from DealerTrack or a scanned image of a document, which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or Department of Motor Vehicle (“DMV”) that contains the following details:

–	The Company’s name in whole, part, or acceptable abbreviation appearing as the legal owner or lien holder; and,

–	The VIN, vehicle owner’s name, or account number.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the Data File, as described in Exhibit B.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the XML File, as described in Exhibit C.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screenshots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Initial Cutoff Date, Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions
First Payment Date	Installment Sale Contract
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract, “Contract Information” screenshot from AHFC Systems, and Data File Instructions
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screenshot from AHFC Systems, and Data File Instructions
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions
Origination Date	Installment Sale Contract, “Contract Information” screenshot from AHFC Systems, and Data File Instructions
Original Maturity Date	Installment Sale Contract and Data File Instructions
Model	Installment Sale Contract, “Collateral Information” screenshot from AHFC Systems, and Data File Instructions
Current Maturity Date	Installment Sale Contract, “Account Inquiry” screenshot from AHFC Systems, and Data File Instructions
Legal Owner or Lien Holder Name	Title Document and Data File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 114,853 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

We found such information to be present.

D.	For each Selected Receivable, we compared or recomputed the specified attributes in the XML File listed below to or using the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Origination Date	Installment Sale Contract and XML File Instructions
First Payment Date	Installment Sale Contract and XML File Instructions
Maturity Date	Installment Sale Contract and XML File Instructions
Original Loan Term	Installment Sale Contract and XML File Instructions
Grace Period Number	Installment Sale Contract and XML File Instructions
Subvented	“Accrual Group” screenshot from AHFC Systems and XML File Instructions
Current Delinquency Status	“Delinquency Summary” screenshot showing effective date September 1, 2025, “Payment History” screenshot from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 114,853 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
October 24, 2025

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20254001	60	20254060	119	20254119	178	20254178	237	20254237
2	20254002	61	20254061	120	20254120	179	20254179	238	20254238
3	20254003	62	20254062	121	20254121	180	20254180	239	20254239
4	20254004	63	20254063	122	20254122	181	20254181	240	20254240
5	20254005	64	20254064	123	20254123	182	20254182	241	20254241
6	20254006	65	20254065	124	20254124	183	20254183	242	20254242
7	20254007	66	20254066	125	20254125	184	20254184	243	20254243
8	20254008	67	20254067	126	20254126	185	20254185	244	20254244
9	20254009	68	20254068	127	20254127	186	20254186	245	20254245
10	20254010	69	20254069	128	20254128	187	20254187	246	20254246
11	20254011	70	20254070	129	20254129	188	20254188	247	20254247
12	20254012	71	20254071	130	20254130	189	20254189	248	20254248
13	20254013	72	20254072	131	20254131	190	20254190	249	20254249
14	20254014	73	20254073	132	20254132	191	20254191	250	20254250
15	20254015	74	20254074	133	20254133	192	20254192	251	20254251
16	20254016	75	20254075	134	20254134	193	20254193	252	20254252
17	20254017	76	20254076	135	20254135	194	20254194	253	20254253
18	20254018	77	20254077	136	20254136	195	20254195	254	20254254
19	20254019	78	20254078	137	20254137	196	20254196	255	20254255
20	20254020	79	20254079	138	20254138	197	20254197	256	20254256
21	20254021	80	20254080	139	20254139	198	20254198	257	20254257
22	20254022	81	20254081	140	20254140	199	20254199	258	20254258
23	20254023	82	20254082	141	20254141	200	20254200	259	20254259
24	20254024	83	20254083	142	20254142	201	20254201	260	20254260
25	20254025	84	20254084	143	20254143	202	20254202	261	20254261
26	20254026	85	20254085	144	20254144	203	20254203	262	20254262
27	20254027	86	20254086	145	20254145	204	20254204	263	20254263
28	20254028	87	20254087	146	20254146	205	20254205	264	20254264
29	20254029	88	20254088	147	20254147	206	20254206	265	20254265
30	20254030	89	20254089	148	20254148	207	20254207	266	20254266
31	20254031	90	20254090	149	20254149	208	20254208	267	20254267
32	20254032	91	20254091	150	20254150	209	20254209	268	20254268
33	20254033	92	20254092	151	20254151	210	20254210	269	20254269
34	20254034	93	20254093	152	20254152	211	20254211	270	20254270
35	20254035	94	20254094	153	20254153	212	20254212	271	20254271
36	20254036	95	20254095	154	20254154	213	20254213	272	20254272
37	20254037	96	20254096	155	20254155	214	20254214	273	20254273
38	20254038	97	20254097	156	20254156	215	20254215	274	20254274
39	20254039	98	20254098	157	20254157	216	20254216	275	20254275
40	20254040	99	20254099	158	20254158	217	20254217	276	20254276
41	20254041	100	20254100	159	20254159	218	20254218	277	20254277
42	20254042	101	20254101	160	20254160	219	20254219	278	20254278
43	20254043	102	20254102	161	20254161	220	20254220	279	20254279
44	20254044	103	20254103	162	20254162	221	20254221	280	20254280
45	20254045	104	20254104	163	20254163	222	20254222	281	20254281
46	20254046	105	20254105	164	20254164	223	20254223	282	20254282
47	20254047	106	20254106	165	20254165	224	20254224	283	20254283
48	20254048	107	20254107	166	20254166	225	20254225	284	20254284
49	20254049	108	20254108	167	20254167	226	20254226	285	20254285
50	20254050	109	20254109	168	20254168	227	20254227	286	20254286
51	20254051	110	20254110	169	20254169	228	20254228	287	20254287
52	20254052	111	20254111	170	20254170	229	20254229
53	20254053	112	20254112	171	20254171	230	20254230
54	20254054	113	20254113	172	20254172	231	20254231
55	20254055	114	20254114	173	20254173	232	20254232
56	20254056	115	20254115	174	20254174	233	20254233
57	20254057	116	20254116	175	20254175	234	20254234
58	20254058	117	20254117	176	20254176	235	20254235
59	20254059	118	20254118	177	20254177	236	20254236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Data File Instructions
Attribute	Data File Instructions
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screenshot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting (a) the applicable percentage stated in the Rate Modifier section from (b) the percentage stated in the Program Rate line in the Origenate Approval Form and adding (c) the applicable percentage on the Max Rate Markup line. Compare the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle, and an entry of “N” in the Data File to be a New vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, consider the information to be in agreement if the Loan Type in the Data File is Simple Interest.
Origination Date	In the event the Installment Sale Contract was signed by the buyer and co-buyer on different dates, compare the Origination Date to the date stated in the “Contract Date” field on the “Contract Information” screenshot from AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. Compare the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Model	Consider the information to be in agreement if the Installment Sale Contract indicates a specific model of the general model stated in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screenshot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the P.O. Box city name to be acceptable.

Exhibit C
XML File Instructions
Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting (a) the applicable percentage stated in the Rate Modifier section from (b) the percentage stated in the Program Rate line in the Origenate Approval Form and adding (c) the applicable percentage on the Max Rate Markup line. Compare the recomputed APR to the APR in the Data File. Compare the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. Compare the recomputed Original Loan Term to the Original Loan Term in the XML File.
Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. Compare the recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screenshot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

Exhibit C (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screenshot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, recompute the Current Delinquency Status by subtracting the latest payment due date prior to the Initial Cutoff Date in the “Payment History” screenshot from AHFC Systems from the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, assume that the difference is due to the timing of payment posting or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, for purposes of comparing Current Delinquency Status, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screenshot from AHFC Systems. Then, compare the “Total Days Past Due” field in the “Delinquency Summary” screenshot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.